                           Van Eck Global Income Fund
                    --------------------------------------
                            1997 Semi-Annual Report

Dear Fellow Shareholder:

Global bond markets achieved good performance in local currency terms during the first half of the year as inflation and short-term interest rates in most parts of the world remained low. Continued strength of the U.S. dollar, however, pushed many foreign bond market returns into negative territory for U.S. investors. The Global Income Fund had a total return of -1.3% for the six months ended June 30, 1997.

BOND MARKET REVIEW

The major factors influencing the global fixed income markets in the first half of the year have been the continued benign inflation backdrop, which has allowed central banks to tolerate periods of economic growth without generally raising interest rates, and the continuing march toward European Monetary Union
(EMU).

The United States is in its seventh year of economic expansion and yet, inflationary pressures remain benign--in fact, recent data show inflation to have fallen to 2.5%, a new low for this cycle. Despite a Federal Reserve increase in the federal funds target rate from 5.25% to 5.50% on March 25 due to concerns over wage inflation (which later reports showed to be unfounded), overall concerns over inflation and further rate hikes were at a minimum, particularly in the second quarter. U.S. bonds ended the first half of the year with returns of 2.6%. We maintained a fairly heavy position in dollar bloc bonds throughout the period, increasing our position in Australia and New Zealand as yields there were relatively high, economic growth has been weak and the dollar continued to soar.

We had an underweight position in European bonds expecting European growth to accelerate, although in local currency terms, many European bond markets fared well as inflation and short-term rates there remained low. The core European countries (France and Germany) have been discovering that meeting the Maastricht criteria for EMU qualification is proving much more difficult than expected as slow domestic demand has put upward pressure on fiscal deficits. Given this uncertainty, the "peripheral" European bond markets outperformed as their own positions in EMU seem to be becoming more secure. We maintained Fund positions in Italy and Sweden (totaling about 9% of net assets) while taking profits and liquidating most of the Spanish bond position in February as EMU concerns threatened a period of volatility.

We substantially increased the portfolio's weighting to United Kingdom bonds from about 5% of assets in the beginning of the year to almost 16% by June 30. UK bonds were Europe's best performers over the past six months, largely due to the fact that the newly-elected Labour administration granted the Bank of England independence in setting interest rates (a move that is expected to help keep inflation under control). The UK market was one of the few European bond markets to maintain positive gains in dollar terms as the pound strengthened.

Economic growth in Japan picked up in the first quarter and we liquidated the Fund's Japanese bond position in March. In the second quarter, Japanese bonds did experience negative returns; however, strength of the yen converted those results to positive numbers in dollar terms for unhedged portfolios.

CURRENCY REVIEW

The U.S. dollar has been in a cyclical upswing for almost two years and continued to surge versus most major currencies, particularly in the first quarter. This was largely due to differentials in growth and interest rates between the U.S. and its trading partners. Our large U.S. currency position helped Fund performance somewhat, but the overwhelming strength of the dollar versus most foreign currencies still led to lower returns overall. The Japanese yen began to move higher in the second quarter and we added a yen position to the portfolio, ranging from about 8%-15%. Meanwhile, the Deutschemark came under pressure against the peripheral European currencies due to EMU qualification issues that arose, putting its position as a "hard" currency in question.

THE OUTLOOK

We are fairly optimistic on the outlook for global bonds given the low inflation, low interest rate outlook for much of the world. We believe the dollar bloc markets will continue to outperform most European markets as economic growth picks up on the Continent and we are maintaining our heavy dollar bloc weighting. Among the European markets, the peripheral markets should again mildly outperform the core markets as EMU convergence continues. In terms of currency, although fundamental analysis suggests that the dollar should retreat versus the mark, EMU issues should keep levels between the two currencies somewhat static. The yen should move slightly higher against the dollar as the Japanese economy picks up further. We will continue to be flexible in our positioning of Fund assets in order to take advantage of these trends.

We would like to thank you for your investment in the Global Income Fund. We look forward to helping you meet your investment objectives in the future.


[PHOTO]                    [PHOTO]

/s/ John C. van Eck        /s/ Madis Senner

John C. van Eck            Madis Senner
Chairman                   Portfolio Manager

July 22, 1997

-------------------------------------------------------------------------------
Performance Record as of 6/30/97
-------------------------------------------------------------------------------

                                After Maximum
Average Annual                  Sales Charge  Before Sales
Total Return                    of 4.75%      Charge
----------------------------------------------------------
A shares--Life (since 4/30/87)   7.3%          7.9%
----------------------------------------------------------
10 year                          7.5%          8.0%
----------------------------------------------------------
5 year                           1.6%          2.6%
----------------------------------------------------------
1 year                           (1.6)%        3.3%
----------------------------------------------------------

The performance data represents past performance and is not indicative of future results. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

                               Global Income Fund
               Statement of Net Assets June 30, 1997 (unaudited)

                                                            COUPON OR    MATURITY
BONDS AND NOTES                          PRINCIPAL AMOUNT INTEREST YIELD   DATE   VALUE (NOTE 1)
------------------------------------------------------------------------------------------------
AUSTRALIA: 5.9%
Australian Government Bond               AUD    3,475,000     10.00%     10/15/07  $ 3,175,350
                                                                                   -----------
CANADA: 7.4%
Canadian Government Bond                 CAD    3,000,000      7.25%      6/01/07    2,316,968
Canadian Government Bond                        2,000,000      8.00%      6/01/27    1,653,566
                                                                                   -----------
                                                                                     3,970,534
                                                                                   -----------
FRANCE: 5.3%
BTNS*                                    FRF   16,000,000      5.50%     10/12/01    2,836,404
                                                                                   -----------
GERMANY: 5.4%
Federal Republic of Germany*             DEM    4,500,000     7.375%      1/03/05    2,889,752
                                                                                   -----------
IRELAND: 2.0%
Irish Government Bond                    IEP      650,000      8.00%      8/18/06    1,080,491
                                                                                   -----------
ITALY: 4.1%
Republic of Italy Bond                   ITL1,800,000,000      7.50%     10/01/99    1,090,530
Republic of Italy Bond                      1,650,000,000      9.00%     11/01/23    1,130,992
                                                                                   -----------
                                                                                     2,221,522
                                                                                   -----------
NEW ZEALAND: 4.7%
New Zealand Government Bond              NZD    3,300,000     10.00%      3/15/02    2,533,352
                                                                                   -----------
SPAIN: 1.3%
Kingdom of Spain Bond                    ESP  100,000,000      7.40%      7/30/99      708,814
                                                                                   -----------
SWEDEN: 5.1%
Swedish Government Bond                  SEK    8,000,000     10.25%      5/05/03    1,249,316
Swedish Government Bond                        12,000,000      6.00%      2/09/05    1,519,782
                                                                                   -----------
                                                                                     2,769,098
                                                                                   -----------
UNITED KINGDOM: 15.6%
J.P. Morgan                              GBP    1,000,000      7.75%     12/30/03    1,685,434
United Kingdom Treasury Note                    2,200,000      7.75%     12/07/06    3,811,484
United Kingdom Treasury Note                    1,700,000      7.50%     12/07/06    2,903,662
                                                                                   -----------
                                                                                     8,400,580
                                                                                   -----------
UNITED STATES: 20.2%
U.S. Treasury Note*                      USD    1,800,000      8.75%      8/15/20    2,186,439
U.S. Treasury Bond*                             1,000,000      6.70%      8/15/26      989,688
U.S. Treasury Note*                             3,700,000      6.50%      8/15/05    3,691,908
U.S. Treasury Note*                             4,000,000     5.625%      1/31/98    4,000,004
                                                                                   -----------
                                                                                    10,868,039
                                                                                   -----------
TOTAL BONDS AND NOTES: 77.0%
 (cost: $42,122,008)                                                                41,453,936
                                                                                   -----------
SHORT-TERM OBLIGATIONS
------------------------------------------------------------------------------------------------
UNITED STATES: 22.2%
U.S. Treasury Bill                       USD    9,500,000      4.87%      7/24/97    8,971,998
U.S. Treasury Bill                              3,000,000      5.00%      8/21/97    2,978,580
                                                                                   -----------
TOTAL SHORT-
 TERM OBLIGATIONS:  22.2%
 (amortized cost:
 $11,950,323)                                                                       11,950,578
                                                                                   -----------
TOTAL INVESTMENTS: 99.2%
 (cost: $54,072,331)                                                                53,404,514
OTHER ASSETS LESS LIABILITIES: 0.8%                                                    452,886
                                                                                   -----------
NET ASSETS: 100.0%                                                                 $53,857,400
                                                                                   ===========

-------
 *  These securities are segregated for forward currency contracts.

                       See Notes to Financial Statements.

              Global Income Fund Financial Statements (unaudited)
-------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1997

ASSETS:
Investments at value (cost, $54,072,331) (Note 1)    $53,404,514
Receivables:
 Interest                                              1,042,947
 Capital shares sold                                      10,365
                                                     -----------
  Total assets                                        54,457,826
                                                     -----------
LIABILITIES:
Payables:
 Capital shares redeemed                                 243,436
 Unrealized depreciation on forward foreign currency
  contracts (Note 6)                                     122,383
 Due to custodian                                         10,532
 Dividends payable                                        70,886
 Accounts payable                                        153,189
                                                     -----------
  Total liabilities                                      600,426
                                                     -----------
NET ASSETS                                           $53,857,400
                                                     ===========
CLASS A
Shares of beneficial interest outstanding              6,365,976
                                                     ===========
Net asset value and redemption price per share             $8.46
 ($53,857,400/6,365,976)                                   =====
Maximum offering price per share                           $8.88
 (NAV/(1-maximum sales commission))                        =====
Net assets consist of:
 Aggregate paid in capital                           $60,552,397
 Unrealized depreciation of investments
  forward contracts and foreign currency                (800,983)
 Undistributed net investment income                     448,753
 Cumulative realized losses                           (6,342,767)
                                                     -----------
                                                     $53,857,400
                                                     ===========
-----------------------------------------------------------------

STATEMENT OF OPERATIONS
for the Six Months Ended June 30, 1997

INCOME:
INTEREST INCOME                                                 $ 1,965,445
EXPENSES:
Management (Note 2)                                   $ 233,896
Distribution Class A (Note 4)                            77,956
Administration (Note 2)                                  60,462
Transfer agency                                          77,490
Professional                                             19,516
Reports to shareholders                                  15,182
Custody                                                  14,166
Registration                                             10,493
Trustees fees                                             3,506
Other                                                    19,936
                                                      ---------
Total expenses                                                      532,603
                                                                -----------
 Net investment income                                            1,432,842
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 (NOTE 3)
Realized loss from security transactions                             (1,605)
Realized loss from foreign currency transactions                   (899,593)
Change in unrealized depreciation of foreign denominated
 receivables and payables                                             1,810
Change in unrealized appreciation of forward foreign currency
 contracts                                                         (139,165)
Change in unrealized appreciation of investments                 (1,477,602)
                                                                -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS            $(1,083,313)
                                                                ===========

STATEMENTS OF CHANGES IN NET ASSETS

                                                      FOR THE
                                                  SIX MONTHS ENDED
                                                      JUNE 30,      YEAR ENDED
                                                        1997       DECEMBER 31,
                                                    (UNAUDITED)        1996
                                                  ---------------- ------------
DECREASE IN NET ASSETS:
 Operations:
 Net investment income                              $  1,432,842   $  4,551,148
 Realized gain (loss) from security transactions          (1,605)     1,329,029
 Realized loss from options                                  --         (56,000)
 Realized gain (loss) from foreign currency
  transactions                                          (899,593)    (3,269,178)
 Change in unrealized depreciation of foreign
  currency receivables and payables                        1,810         15,727
 Change in unrealized appreciation (depreciation)
  of forward foreign currency contracts                 (139,165)       625,249
 Change in unrealized appreciation of investments     (1,477,602)    (1,731,589)
                                                    ------------   ------------
 Increase (decrease) in net assets resulting from
  operations                                          (1,083,313)     1,464,386
                                                    ------------   ------------
 Dividends to shareholders from:
 Net investment income
  Class A Shares                                      (1,466,806)    (4,296,487)
                                                    ------------   ------------
CAPITAL SHARE TRANSACTIONS: (Note 5)
 Net proceeds from sales of shares:
 Class A Shares                                        4,651,115      8,772,676
 Reinvestment of dividends:
 Class A Shares                                          994,313      2,880,879
                                                    ------------   ------------
                                                       5,645,428     11,653,555
 Cost of shares reacquired:
 Class A Shares                                      (25,052,331)   (45,382,370)
                                                    ------------   ------------
 Decrease in net assets resulting from capital
  share transactions                                 (19,406,903)   (33,728,815)
                                                    ------------   ------------
  Total decrease in net assets                       (21,957,022)   (36,560,916)
NET ASSETS:
 Beginning of period                                  75,814,422    112,375,338
                                                    ------------   ------------
 End of period (including undistributed net
  investment income of $448,753 and $633,033,
  respectively)                                     $ 53,857,400   $ 75,814,422
                                                    ============   ============

                      See Notes to Financial Statements.

                    Global Income Fund Financial Statements
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

                                                            CLASS A
                          -------------------------------------------------------------------------------
                          SIX MONTHS
                             ENDED                                         EIGHT MONTHS    YEAR ENDED
                           JUNE 30,        YEAR ENDED DECEMBER 31,            ENDED        APRIL 30,
                             1997     ------------------------------------ DECEMBER 31, -----------------
                          (UNAUDITED)  1996      1995      1994     1993       1992         1992     1991
                          ----------- -------  --------  --------   ----       ----     --------     ----
Net Asset Value,              $8.78     $9.00   $8.15     $8.96    $9.28        $9.91      $9.75    $9.44
 Beginning of Period....      -----     -----   -----     -----    -----        -----      -----    -----
Income from Investment
 Operations:
 Net Investment Income..       0.22      0.47      0.47    0.55+    0.75         0.51      0.770     0.99
 Net Gain (Loss) on
  Securities (both
  realized and                (0.34)    (0.27)     0.92   (0.80)   (0.31)       (0.50)     0.460     0.51
  unrealized)...........      -----     -----      ----   -----    -----        -----     ------    -----
Total from Investment         (0.12)     0.20      1.39   (0.25)    0.44         0.01      1.230     1.50
 Operations.............      -----      ----      ----   -----    -----         ----     ------    -----
Less Distributions:
 Dividends from Net
  Investment Income(b)..      (0.20)    (0.42)    (0.54)    --     (0.05)       (0.47)    (0.853)   (0.96)
 Distributions from
  Capital Gains.........        --        --        --      --     (0.01)       (0.17)    (0.217)   (0.23)
 Distributions from
  Aggregate Paid In             --        --        --    (0.56)   (0.70)         --         --       --
  Capital...............        ---     -----     -----   -----    -----        -----     ------    -----
Total Distributions.....      (0.20)    (0.42)    (0.54)  (0.56)   (0.76)       (0.64)    (1.070)   (1.19)
                              -----     -----     -----   -----    -----        -----     ------    -----
Net Asset Value, End of       $8.46     $8.78     $9.00   $8.15    $8.96        $9.28      $9.91    $9.75
 Period.................      =====     =====     =====   =====    =====        =====     ======    =====
Total Return (a)........      1.30%     2.33%    17.27%   (2.79%)  4.90%       (0.18%)    13.19%   16.49%
----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY
 DATA
Net Assets, End of
 Period (000)...........    $53,857   $75,814  $112,375  $137,242 $251,725   $290,961   $187,241  $84,016
Ratio of Gross Expenses
 to Average Net Assets..    1.71%++    1.46%*    1.60%*    1.56%*   1.93%*    1.32%++      1.39%    1.61%
Ratio of Net Expenses to
 Average Net Assets.....    1.71%++    1.43%     1.52%     1.39%    1.27%     1.32%++      1.39%    1.61%
Ratio of Net Investment
 Income to Average Net
 Assets.................    4.58%++    4.98%     5.21%     6.55%    8.01%     7.58%++      7.92%   10.00%
Portfolio Turnover Rate.    99.9%     157.5%    269.5%    148.4%   108.6%       44.2%     108.9%   276.1%

-----------
(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value during the period and a redemption on the last day of the period. A sales charge is not reflected in the calculation of total return. Total returns calculated for a period of less than one year are not annualized.
(b) Due to a change in the dividend declaration policy, thirteen monthly dividends were recorded in the fiscal year ended April 30, 1992.
 * If expenses were not assumed by the Advisor or reduced by a custodian fee arrangement.
 + Based on average shares outstanding.
++ Annualized.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Van Eck Funds (the "Trust"), organized as a Massachusetts business trust on April 3, 1985, is registered under the Investment Company Act of 1940. The following is a summary of significant accounting policies consistently followed by the Global Income Fund series (formerly World Income Fund), a non-diversified fund (the "Fund") of the Trust in the preparation of its financial statements. On April 25, 1995 all of Global Income Fund Class B shares were redeemed. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires the use of management's estimates and the actual amounts could differ.

A. SECURITY VALUATION--Securities traded on national exchanges and traded in the NASDAQ National Market System are valued at the last sales prices reported at the close of business on the last business day of the period. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and asked prices. Short-term obligations are valued at cost which with accrued interest approximates value. Forward foreign currency contracts are valued at the spot currency rate plus an amount ("points") which reflects the differences in interest rates between the U.S. and the foreign markets. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. Recognized gains or losses attributable to foreign currency fluctuations on security transactions and other foreign denominated assets and liabilities are recorded as net realized gains and losses from foreign currency transactions. The portion of unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates are not separately disclosed.

D. OTHER--Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned.

E. DISTRIBUTIONS TO SHAREHOLDERS--Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

                              Global Income Fund
-------------------------------------------------------------------------------

F. USE OF DERIVATIVES INSTRUMENTS

OPTION CONTRACTS--The Fund may invest, for hedging and other purposes, in call and put options on securities, currencies and commodities. Call and put options give the Fund the right but not the obligation to buy (calls) or sell
(puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a capital loss upon expiration. The Fund may incur additional risk to the extent that the value of the option contract does not correlate with the movements of the underlying instrument.

The Fund may also write call or put options. As the writer of an option, the Fund receives a premium. The Fund keeps the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a short-term capital gain. If the option is exercised, the Fund must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Fund may write only covered puts and calls. A covered call option is an option in which the Fund owns the instrument underlying the call. A covered call sold by the Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price of the underlying instrument. A covered put exposes the Fund during the term of the option to a decline in price of the underlying instrument. A put option sold by the Fund is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken.

FUTURES CONTRACTS--The Fund may buy and sell financial futures contracts for hedging purposes. When a Fund enters into a futures contract, it must make an initial deposit ("initial margin") as a partial guarantee of its performance under the contract. As the value of the futures contract fluctuates, the Fund is required to make additional margin payments ("variation margin") to cover any additional obligation it may have under the contract. In the remote chance a broker cannot fulfill its obligation, the Fund could lose the variation margin due to it. Risks may be caused by an imperfect correlation between the movements in the price of the futures contract and the price of the underlying instrument and interest rates. Gains and losses on futures contracts are separately disclosed.

FORWARD CURRENCY CONTRACTS--The Fund may buy and sell forward currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Fund may enter into forward currency contracts to hedge foreign denominated assets. The Fund may incur additional risk from investments in forward currency contracts if the counterparty is unable to fulfill its obligations or there are unanticipated movements of the foreign currency relative to the U.S. dollar. Realized and unrealized gains and losses from forward currency contracts are included in realized and unrealized gain (loss) from foreign currency transactions.

NOTE 2--Van Eck Associates Corporation earned fees of $233,896 for the six months ended June 30, 1997 for investment management and advisory services. The fee is based on an annual rate of .75 of 1% of the first $500 million of average daily net assets, .65 of 1% on the next $250 million and .50 of 1% of the excess over $750 million. Van Eck Securities Corporation received $1,788 for the six months ended June 30, 1997 from commissions earned on sales of shares of beneficial interest of the Fund after deducting $12,981 allowed to other dealers. In accordance with the advisory agreement, the Fund reimbursed Van Eck Associates Corporation $60,462 for costs incurred in connection with certain administrative and operating functions. Certain of the officers and trustees of the Trust are officers, directors or stockholders of Van Eck Associates Corporation and Van Eck Securities Corporation.

The Fund has a fee arrangement, based on cash balances left on deposit with the custodian, which reduces the Fund's custody expenses.

NOTE 3--Purchases and proceeds from sales of investments, other than short-term obligations, aggregated $48,121,321 and $71,148,187, respectively, for the six months ended June 30, 1997. For federal income tax purposes the cost of investments owned at June 30, 1997 was $54,072,331. As of June 30, 1997 net unrealized depreciation for federal income tax purposes aggregated $667,817, of which $433,085 related to appreciated investments and $1,100,902 related to depreciated investments. As of December 31, 1996, the Fund had capital loss carryforwards available to offset future capital gains of $5,575,103 expiring December 31, 2002 and December 31, 2004, in the amounts of $4,267,868 and $1,307,235, respectively.

NOTE 4--Pursuant to a Plan of Distribution (Rule 12b-1) the Fund accrues fees of .25 of 1% of the average daily net assets for Class A shares. Fees charged for the six months ended June 30, 1997 were $77,956 for Class A Shares. The fees are intended to be used principally for payments to securities dealers who have sold shares and service shareholder accounts of the Fund and the remainder will be used for other actual promotion and distribution expenses incurred by Van Eck Securities Corporation, the distributor.

NOTE 5--Shares of beneficial interest issued and redeemed (unlimited number of $.001 par value shares authorized):

                           SIX MONTHS
                              ENDED
                            JUNE 30,     YEAR ENDED
                              1997      DECEMBER 31,
CLASS A                    (UNAUDITED)      1996
-------                    -----------  ------------
Shares sold                   544,916       997,824
Reinvestment of dividends     117,356       331,150
                           ----------    ----------
                              662,272     1,328,974
Shares reacquired          (2,926,713)   (5,187,947)
                           ----------    ----------
Net decrease               (2,264,441)   (3,858,973)
                           ==========    ==========

                              Global Income Fund
-------------------------------------------------------------------------------


NOTE 6--FORWARD CURRENCY CONTRACTS--The Fund may buy and sell forward currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Fund may enter into forward currency contracts to hedge foreign denominated assets. Realized gains and losses from forward currency contracts are included in realized loss from foreign currency transactions. At June 30, 1997, the Fund had the following outstanding forward currency contracts:

                       VALUE AT               UNREALIZED
                      SETTLEMENT  CURRENT    APPRECIATION
CONTRACTS                DATE      VALUE    (DEPRECIATION)
---------             ----------  -------   --------------
FOREIGN CURRENCY BUY CONTRACTS:
DEM 10,936,321
    expiring 9/17/97  $6,338,670 $6,306,611   $ (32,059)
ESP 199,079,014
    expiring 9/17/97   1,358,530  1,351,990      (6,540)
JPY 885,074,269
    expiring 9/17/97   7,847,399  7,815,101     (32,298)
                                              ---------
                                                (70,897)
                                              ---------
FOREIGN CURRENCY SELL CONTRACTS:
AUD 2,250,000
    expiring 9/17/97   1,697,040  1,676,475     (20,565)
CAN 2,348,052
    expiring 9/17/97   1,709,253  1,701,487      (7,766)
FRF 12,892,100
    expiring 9/17/97   2,205,190  2,221,397      16,207
GBP 2,000,000
    expiring 9/17/97   3,321,703  3,264,140     (57,563)
IEP 735,000
    expiring 9/17/97   1,112,888  1,112,055        (833)
NZD 3,600,000
    expiring 9/17/97   2,443,535  2,473,200      29,665
SEK 13,000,000
    expiring 9/17/97   1,690,218  1,679,587     (10,631)
                                              ---------
                                                (51,486)
                                              ---------
                                              $(122,383)
                                              =========

The Fund may incur additional risk from investments in forward currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar.

NOTE 7--Under normal market conditions, the Fund expects to invest at least 65% of its assets in debt securities. There is no limit on the amount the Fund can invest in any one country or securities denominated in the currency of any one country. Normally, the Fund will invest in at least three countries besides the United States. Investments in foreign securities may involve a greater degree of risk than investments in domestic securities due to political, economic or social instability. Foreign investments may also be subject to foreign taxes and settlement delays.

The market value of debt securities generally varies in response to interest rates and the financial condition of the issuer. Generally, the value of debt securities will increase when interest rates decline and decrease when interest rates rise.

Since the Fund may concentrate its investments in foreign debt securities, it may be subject to greater credit risks and greater market and currency fluctuations than portfolios invested solely in domestic debt securities.

NOTE 8--TRUSTEE DEFERRED COMPENSATION PLAN

The Trust established a Deferred Compensation Plan (the "Plan") for trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the board. The Fund's contributions to the Plan are limited to the amount of fees earned by the participating trustees. The fees otherwise payable to the participating trustees are invested in shares of the Van Eck Funds as directed by the trustees. If a trustee has directed all or a portion of his fee to be invested in the Fund, the unfunded liability remains outstanding in the Fund's records since the Fund cannot invest in itself. The Plan has been approved by the Internal Revenue Service.

As of June 30, 1997 the total value of the assets and corresponding liability of the Fund's portion of the Plan is $10,850.

Van Eck Family of Funds
-----------------------

GLOBAL HARD ASSETS FUND
Seeks long-term capital appreciation by investing globally, primarily in "Hard
Asset Securities."   Income is a secondary consideration.

INTERNATIONAL INVESTORS GOLD FUND
Founded in 1955, this Fund is the oldest gold-oriented mutual fund in the U.S. It invests in gold-mining shares globally and seeks long-term capital appreciation, moderate yield and protection against monetary uncertainties.

GOLD/RESOURCES FUND
Seeking a long-term global hedge against inflation and other risks, this Fund invests in gold-mining and natural resources companies outside South Africa.

EMERGING MARKETS GROWTH FUND
This Fund seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.

ASIA DYNASTY FUND
This Fund seeks long-term capital appreciation by investing in the equity securities of companies that are expected to benefit from the development and growth of the economies in the Asia Region.

GLOBAL BALANCED FUND
This Fund seeks long-term capital appreciation together with current income by investing in stocks, bonds and money market instruments worldwide.

GLOBAL INCOME FUND
This Fund seeks high total return through a flexible policy of investing globally, primarily in debt securities.

U.S. GOVERNMENT MONEY FUND
This Fund seeks the highest safety of principal and daily liquidity by investing in U.S. Treasury bills and repurchase agreements collateralized by U.S. Government obligations.

--------------------------------------------------------------------------------

This report must be accompanied or preceded by a Van Eck Global Funds prospectus, which includes more complete information, such as charges and expenses and the risks associated with international investing, including currency fluctuations or controls, expropriation, nationalization and confiscatory taxation. For a free Van Eck Gold & Money Funds prospectus, please call the number listed below. Please read the prospectus before investing.


[LOGO] VAN ECK GLOBAL

Van Eck Securities Corporation
99 Park Avenue, New York, N.Y. 10016
www.vaneck.com

For account assistance please call (800) 544-4653

FR1997-0724-0167




        JUNE 30, 1997


           Van Eck
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           Global
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           Income
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         Semi-Annual
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           Report
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   [LOGO] VAN ECK GLOBAL